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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K


                                 CURRENT REPORT




     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported):
                               September 21, 1999





                               AMEREN CORPORATION
             (Exact name of registrant as specified in its charter)




        Missouri                                                 43-1723446
(State or other jurisdiction      (Commission                 (I.R.S. Employer
    of incorporation)             File Number)               Identification No.)




                 1901 Chouteau Avenue, St. Louis, Missouri 63103
              (Address of principal executive offices and Zip Code)






       Registrant's telephone number, including area code: (314) 621-3222


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ITEM 5.    OTHER EVENTS

           Reference is made to "Liquidity and Capital Resources" and "Electric Industry Restructuring" under "Management's Discussion and Analysis of Financial Condition and Results of Operations" and to Note 7 of the "Notes to Consolidated Financial Statements" of the Registrant's Form 10-Q for the quarterly period ended June 30, 1999 for information regarding the Registrant's commitment to purchase eight new combustion turbine generators (CTs) for approximately $435 million to be operated by a proposed new unregulated generating subsidiary. Recently, the Registrant committed to acquiring an additional ten CTs. The Registrant is now planning to acquire a total of eighteen CTs which will add over 1,800 megawatts to the Registrant's net peaking capacity and are expected to cost approximately $877 million. CTs with a total capacity of 427 megawatts (seven CTs) are planned to be installed in 2000, 532 megawatts (four CTs) in 2001, 515 megawatts (five CTs) in 2002, and 326 megawatts (two CTs) in 2003. Except for approximately 45 megawatts (one CT), the new capacity is expected to be operated by the Registrant's proposed new unregulated generating subsidiary.

SAFE HARBOR STATEMENT

Statements made in this Form 8-K which are not based on historical facts, are forward-looking and, accordingly, involve risks and uncertainties that could cause actual results to differ materially from those discussed. Although such forward-looking statements have been made in good faith and are based on reasonable assumptions, there is no assurance that the expected results will be achieved. These statements include (without limitation) statements as to future expectations, beliefs, plans, strategies, objectives, events, conditions and financial performance. In connection with the "Safe Harbor" provisions of the Private Securities Litigation Reform Act of 1995, the Registrant is providing this cautionary statement to identify important factors that could cause actual results to differ materially from those anticipated. Factors include, but are not limited to, the effects of regulatory actions; changes in laws and other governmental actions; competition; future market prices for fuel and purchased power, electricity, and natural gas, including the use of financial instruments; average rates for electricity in the Midwest; business and economic conditions; interest rates; weather conditions; fuel prices and availability; generation plant performance; monetary and fiscal policies; and legal and administrative proceedings.




                                    SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                              AMEREN CORPORATION
                                                  (Registrant)


                                              By   /s/ Steven R. Sullivan
                                                  ------------------------
                                                       Steven R. Sullivan
                                                Vice President, General Counsel
                                                         and Secretary


Date:  September 21, 1999

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